Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This First Amendment to Amended and Restated Investors’ Rights Agreement (this “Agreement”) is dated as of December 7, 2012 and entered into by and among Aerie Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the entities listed on the signature pages hereto (each an “Investor” and, collectively, the “Investors”).

RECITALS

WHEREAS, the Company and certain of its stockholders entered into an Amended and Restated Investors’ Rights Agreement dated as of February 23, 2011 (the “Rights Agreement”);

WHEREAS, Section 4.2 of the Rights Agreement provides that any provision of the Rights Agreement may be amended with the written consent of the Company and Holders of at least 65% of the Registrable Securities Then Outstanding (as each such term is defined in the Rights Agreement); and

WHEREAS, in connection with the Company’s desire to raise additional capital pursuant to that certain Note and Warrant Purchase Agreement of even date herewith, the parties hereto wish to amend the Rights Agreement as set forth herein.

NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

1.	The following shall be added to the definition of Registrable Securities in Section 2.1(b)(3) of the Rights Agreement:

“(3) any shares of Common Stock issued upon conversion of the equity securities issuable upon conversion of the Convertible Promissory Notes issued pursuant to the Note and Warrant Purchase Agreement dated December 7, 2012 and any shares of Common Stock issued upon exercise of the warrants pursuant to such agreement or upon the conversion of shares of preferred stock issued upon exercise of such warrants.”

2.	Except as hereby amended, the Rights Agreement, as originally executed, shall remain in full force and effect. Terms that are used herein with initial capital letters and that are not otherwise defined shall have the meanings given to them in the Rights Agreement. This Agreement shall serve as the written consent of the parties hereto, as may be required or permitted by the Rights Agreement and the Third Amended and Restated Certificate of Incorporation of the Company, as amended, to the amendment of the Rights Agreement.

3.	This Agreement shall be governed by, and construed under, the laws of the State of Delaware without regard to conflicts of laws principles.

4.	This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company and the Investors have caused this First Amendment to Amended and Restated Investor Rights Agreement to be duly executed as of the date first above written.

THE COMPANY:	AERIE PHARMACEUTICALS, INC.

	By:	/s/ Thomas J. van Haarlem, M.D.
Thomas J. van Haarlem, M.D,
President and Chief Executive Officer

Signature Page to First Amendment to Investor Rights Agreement

INVESTORS:

ACP IV, L.P.
By:	ACMP IV, LLC.
Its: General Partner

By:	/s/ David H. Mack
	Name:	David H. Mack
	Title:	Director

CLARUS LIFESCIENCES II, L.P.

By:	Clarus Ventures II, GP, LP
Its:	General Partner

By:	Clarus Ventures II, LLC
Its:

By:	/s/ Dennis Henner

Name:	Dennis Henner
Title:	Managing Director

OSAGE UNIVERSITY PARTNERS I, L.P.
By:	Osage University GP, LP
Its:	General Partner

By:	Osage Partners, LLC
Its:	General Partner

By:	/s/ Marc Singer

Name:	Marc Singer
Title:	Member

Signature Page to First Amendment to Investor Rights Agreement

SOFINNOVA VENTURE PARTNERS VII, L.P.
By:	Sofinnova Management VII, L.L.C.
Its:	General Partner

By:	/s/ James Healy
	Name:	James Healy

	Title:	Managing Member

TPG BIOTECHNOLOGY PARTNERS, L.P.
By:	TPG Biotechnology Genpar, L.P.
By:	TPG Biotech Advisors, LLC

/s/ Ronald Cami
Name: Ronald Cami
Title: Vice President

Signature Page to First Amendment to Investor Rights Agreement